SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report                      May 5, 1999
(Date of earliest event reported)  (May 4, 1999)

CTC COMMUNICATIONS CORP.
(Exact name of registrant as specified in its charter)
          Massachusetts                0-13627         04-2731202
       (State or other jurisdiction (Commission         (IRS Employer
         of incorporation)          File Number)    Identification No.)

          360 Second Ave., Waltham, Massachusetts         02451
        (Address of principal executive offices)          (Zip Code)

                               (781) 466-8080
 (Registrant's telephone number including area code)

 (Former name or former address if changed since last report)

Item 5.  Other Events

On May 4, 1999, the Registrant issued the following press release:

"CTC Communications Reports Continuing Rapid Access Line Growth

WALTHAM, Mass.--May 4, 1999--CTC Communications Corp. (NASDAQ NNM:CPTL) announced today that it had provisioned 38,935 net access line equivalents ("ALE's") for the quarter ended March 31, 1999, bringing total ALEs in service as of March 31, 1999 to 142,207.

This represents a 38% sequential growth rate in total ALEs in service from the quarter ended December 31, 1998. CTC further reported that it experienced strong growth in data ALEs with a 45% sequential growth rate from the prior quarter. Data ALEs increased to 28,502, and represent 20% of total ALEs as of March 31, 1998.

Robert Fabbricatore, Chairman and CEO of CTC, stated "This has been another noteworthy quarter for CTC. The Company settled its federal court litigation with Bell Atlantic, CTC's ICN Network is operational and on schedule, and we are very pleased with the continuing growth of provisioned ALEs. This quarter's results underscore marketplace acceptance of CTC's solutions-oriented, customer-centric, telecom management approach and the effectiveness of our sales and service teams. Sales efforts will continue to focus on data-intensive, multi-location, medium to larger-sized customers to move onto our ICN Network beginning later this summer."

John Pittenger, Executive Vice President and CFO of CTC stated, "Provisioned ALEs continue to increase at a rapid rate as does the number of data ALEs. The Company's revenues and audited Fiscal Year 1999 results should be available in mid May and the date for CTC's quarterly investor conference call will be established within the next two weeks. The agenda for this conference call will include FY1999 financial and operating results, ICN Network status and the highlights of CTC's network product line offerings."

CTC is a rapidly growing provider of integrated communications solutions to small and medium sized business customers in the Northeast U.S. It provides an extensive array of voice and data services including local, long distance, frame relay, Internet access and other advanced data services. The Company markets its services through its 253 member sales and service representatives located in 25 branch offices throughout Maine, New Hampshire, Vermont, Massachusetts, Rhode Island, Connecticut, New York and Maryland. Company headquarters are in Waltham, Massachusetts and CTC can be found on the worldwide web at www.ctcnet.com.

The statements in this press release that relate to future plans, events or performance are forward-looking statements that involve risk and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. Readers are, accordingly, cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date hereof. Additional information about these risks and uncertainties is set forth in the Company's most recent report on Form 10-Q. CTC undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect results, events or circumstances after the date hereof.

CONTACT: CTC Communications Corp.
John D. Pittenger, (781) 466-1302
www.ctcnet.com"


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CTC COMMUNICATIONS CORP.
                                         (Registrant)
                                  By: /s/ John D. Pittenger
                                         John D. Pittenger,
                                   Executive Vice President,
                                   Finance and Administration
May 5, 1999